Exhibit 10.48

Execution Version

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT CERTAIN INFORMATION HAS BEEN OMITTED PURSUANT TO ITEM 601(a)(6) OF REGULATION S-K: [***]

JOINDER AGREEMENT

This JOINDER AGREEMENT (“Joinder Agreement”), dated as of August 13, 2021 is made by AIRSPAN NETWORKS HOLDINGS INC. (formerly known as New Beginnings Acquisition Corp.), a Delaware corporation (the “Issuer”) and the undersigned persons that are signatories hereto as “Guarantors” (the “Joining Guarantors” and each, a “Joining Guarantor”) and delivered to DBFIP ANI LLC, a Delaware limited liability company, in its capacities administrative agent, collateral agent and trustee for the Holders of the Convertible Notes (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in that certain Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of July 30, 2021 (as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) entered into by, among others, the Issuer, the Collateral Agent, AIRSPAN NETWORKS INC. (successor by merger to Artemis Merger Sub Corp.), a Delaware corporation (the “Target”), as a Guarantor, and Purchasers from time to time party thereto.

WHEREAS, the Issuer, the Collateral Agent, certain Subsidiaries of the Issuer and the initial Purchaser named therein heretofore executed and delivered the Purchase Agreement providing for the issuance and sale of the Convertible Notes; and

WHEREAS, as a condition to the consummation of the offering of the Convertible Notes, each Joining Guarantor, has agreed to join in the Purchase Agreement on the date of the Closing;

WHEREAS, this Joinder Agreement supplements the Purchase Agreement; and

WHEREAS, each Joining Guarantor has determined that the execution, delivery and performance of this Agreement and the assumption of the Guaranteed Obligations as a Guarantor under the Purchase Agreement and other Note Documents will materially benefit directly and indirectly, and are within the corporate purposes and best interests of, each Joining Guarantor; and

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Target and each other Guarantor and Joining Guarantor agrees for the benefit of the Collateral Agent and the Holders as follows:

1. Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement, the Note Documents and all other documents it deems fit to enter into this Joinder Agreement, and acknowledges and agrees to: (i) join and become a party to the Purchase Agreement as a Guarantor as indicated by its signature below; (ii) be bound by the Guaranteed Obligations including all covenants, agreements, representations, warranties, obligations, liabilities, undertakings and acknowledgments attributed to such party in the Purchase Agreement; and (iii) perform all obligations and duties required of it pursuant to the Purchase Agreement, all with the same force and effect as if such Joining Guarantor were a signatory to the Purchase Agreement as a Guarantor as of the Closing.

2. Affirmations; Representations and Warranties and Agreements. Each of the Issuer, the Target and each other undersigned Joining Guarantor hereby represents and warrants to, and agrees with, the Collateral Agent and the Holders that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Joinder Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Purchase Agreement and the other Note Documents. Each Joining Guarantor acknowledges that it has received a copy of the Purchase Agreement and each other Note Document and that it has read and understands the terms thereof. Each of the Issuer, the Target and each other undersigned Guarantor and Joining Guarantor hereby makes each of the representations and warranties contained in Section 3 of the Purchase Agreement and each other Note Document, certificate or other writing delivered to the Collateral Agent and/or the Holders pursuant hereto or thereto on or prior to the date hereof are true and correct on and as of the date hereof as if made on and as of such date (except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date)) and agrees to each of the covenants applicable to the Issuer and the Guarantors contained in the Purchase Agreement and the other Note Documents.

3. Schedule Supplements. Attached hereto are supplements to each Schedule to the Purchase Agreement revised to include all information required to be provided therein with respect to, and only with respect to, the Joining Guarantors. The Schedules to the Purchase Agreement shall, without further action, be amended to include the information contained in each such supplement.

4. Effectiveness. This Agreement shall become effective upon its execution by the Joining Guarantor(s), the Target, the Issuer and the Collateral Agent and receipt by the Collateral Agent on behalf of the Holders of a duly executed copy of this Joinder Agreement together with all other agreements, instruments, certificates, opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority (subject to Permitted Liens) of or otherwise protect any Lien purported to be covered by the Collateral Documents described above or otherwise to effect the intent that the Joining Guarantor shall become bound by all of the terms, covenants and agreements contained in the Purchase Agreement and other Note Documents and that such property and assets of such Subsidiary shall become Collateral for the Obligations free and clear of all Liens other than Permitted Liens.

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5. Severability. The provisions of this Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

6. Counterparts. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

7. Delivery. Each Joining Guarantor hereby irrevocably waives notice of acceptance of this Joinder Agreement and acknowledges that the Obligations and Guaranteed Obligations are incurred, and issuances of notes and related credit extensions under the Convertible Notes and the other Note Documents made and maintained, in reliance on this Joinder Agreement and such Joining Guarantor's joinder as a party to the Purchase Agreement as herein provided.

8. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 12 (including the appointment of the Issuer as Process Agent) of the Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis, as to apply to this Joinder Agreement.

9. Entire Agreement. This Agreement, together with the Purchase Agreement and the other Note Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

AIRSPAN NETWORKS INC. (successor by merger to Artemis Merger Sub Corp.), as Target and Joining Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

Airspan IP Holdco LLC, as Joining Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

Airspan Networks (SG) Inc., as Joining Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

Mimosa Networks, Inc., as Joining Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Secretary

[Signature Page to Joinder Agreement]

Mimosa Networks International, LLC, as Joining Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

Airspan Communications Limited, as Joining Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

Airspan Networks Limited, as Joining Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

Airspan Japan KK, as Joining Guarantor

By:	/s/ Steven P. Shipley
Name:	Steven P. Shipley
Title:	Representative Director

[Signature Page to Joinder Agreement]

Address for Notices for all Joining Guarantors:

Airspan Networks Inc.
Capital Point
33 Bath Road
Slough, Berkshire SL1 3UF
United Kingdom
Attention: David Brant, Chief Financial Officer
Email: [***]

With a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP
50 South Sixth Street – Suite 1500
Minneapolis, MN 55402-1498
USA
Attention: Betsy Sanders Parker
Email: [***]

and

Dorsey & Whitney LLP
51 West 52nd Street 10th Floor
New York, New York 10019-6119
USA
Attention: Ted Farris
Email: [***]

[Signature Page to Joinder Agreement]

Acknowledged and accepted:	DBFIP ANI LLC, in its capacity as Collateral Agent on behalf of itself and the Holders

	By:	/s/ Daniel N. Bass
	Name:	Daniel N. Bass
	Title:	Authorized Signatory

[Acknowledgment to Joinder Agreement]

AIRSPAN NETWORKS HOLDINGS INC. (formerly known as New Beginnings Acquisition Corp.), as Issuer

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS Inc., as Target

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Acknowledgment to Joinder Agreement]

[Schedules omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K.]